UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 16, 2024

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) Appointment of a new President and Chief Executive Officer

On December 16, 2024, M.D.C. Holdings, Inc. (the “Company”) Board of Directors (the “Board”) appointed David N. Viger (age 49) as President and Chief Executive Officer of the Company effective January 1, 2025.

Mr. Viger joined the Company in 2004 as a job site construction Superintendent for the Las Vegas Division. He quickly progressed in his career into a variety of leadership roles in multiple disciplines and locations. Prior to his promotion to Chief Operating Officer for Richmond American Homes in 2020, Mr. Viger held the role of Regional President overseeing homebuilding operations for the Arizona, Utah, Northern California, and Florida divisions starting in 2015. Prior to that time he also served as Division President for several different markets across the country. Mr. Viger graduated from the Naval Academy in Annapolis, MD with a Bachelor of Science and ended his naval career at the rank of Lieutenant. Upon completion of his military obligations, he signed as an unrestricted free agent with the New York Jets and spent 5 years in the NFL.

(d) Appointment of new Directors

On December 16, 2024, the Company Board appointed David N. Viger and Robert N. Martin, the Company's Chief Financial Officer, to fill vacancies, as Directors of the Company, effective January 1, 2025. Mr. Viger and Mr. Martin receive no additional compensation in connection with these appointments. There is no arrangement or understanding between Mr. Viger or Mr. Martin and any other person pursuant to which they each were appointed as a director. The Company is not aware of any transaction in which Mr. Viger or Mr. Martin has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Viger and Mr. Martin have not been appointed to any committees of the Board.

EXPLANATORY NOTE

The Company is filing this Current Report on Form 8-K on a voluntary basis to disclose the events reported herein. The Company no longer has an obligation to file reports with the Securities and Exchange Commission ("SEC") as it no longer has any class of securities registered under Sections 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934. The Company, in its sole discretion, may stop making filings with the SEC at any time and no assumptions should be made as to continued reporting with the SEC.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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M.D.C. HOLDINGS, INC.

Dated:	December 20, 2024	By:	/s/ Theodore Sangalis
Theodore Sangalis
Vice President, Secretary and Corporate Counsel

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